Exhibit 3.1



                           CERTIFICATE OF AMENDMENT
                                      OF
                  FUTURES PORTFOLIO FUND, LIMITED PARTNERSHIP




APPROVED AND RECEIVED FOR RECORD BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION

OF MARYLAND       JUNE 13, 1995 AT 9:18 O'CLOCK A.M      AS IN CONFORMITY

WITH LAW AND ORDERED RECORDED

                             --------------------

   ORGANIZATION AND                   RECORDING                  [_______]
CAPITALIZATION FEE PAID               FEE PAID                   FEE PAID

   $________________                   $ 50.00               $________________


                               ----------------
                                   M2799823

IT IS HEREBY CERTIFIED THAT THE WITHIN INSTRUMENT, TOGETHER WITH ALL

INDORSEMENTS THEREON, BEEN RECEIVED, APPROVED AND RECORDED BY

THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND

               FUTURES PORTFOLIO FUND, L.P.
               1140 ROCKVILLE PIKE, 4TH FLOOR
               ROCKVILLE, MD 20852

                  FUTURES PORTFOLIO FUND LIMITED PARTNERSHIP

                           CERTIFICATE OF AMENDMENT

                 EFFECTIVE MAY 1, 1995 THE GENERAL PARTNER FOR

                  FUTURES PORTFOLIO FUND, LIMITED PARTNERSHIP

                   (TAX I.D. ####-##-####) HAS CHANGED FROM

            STEBEN FUTURES MANAGEMENT, INC. (TAX I.D.# 52-1609304)

                                  LOCATED AT

                        11140 ROCKVILLE PIKE, 4TH FLOOR

                           ROCKVILLE, MARYLAND 20852

                                      TO

             STEBEN ASSET MANAGEMENT, INC. (TAX I.D.# 52-1609789)

                          LOCATED AT THE SAME ADDRESS



                                  --------------------
                                  Ken Steben
                                  President of the General Partner
                                  Steben Asset Management, Inc.
                                  Steben Futures Management, Inc.

                     [-----------------------------------
                                   ---------
                     -----------------------------------]




APPROVED AND RECEIVED FOR RECORD BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION

OF MARYLAND __________________ AT __________ O'CLOCK A.M AS IN

CONFORMITY WITH LAW AND ORDERED RECORDED

                                --------------

   ORGANIZATION AND                 RECORDING                    [_______]
CAPITALIZATION FEE PAID             FEE PAID                     FEE PAID

   $----------------            $----------------            $----------------

                               ----------------
                                   M2799823

_______________ CLERK OF THE COURT OF MONTGOMERY COUNTY

     IT IS HEREBY CERTIFIED THAT THE WITHIN INSTRUMENT, TOGETHER

WITH ALL INDORSEMENTS THEREON HAS BEEN RECEIVED, APPROVED AND

RECORDED BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND

                      Certificate of Limited Partnership
                               State of Maryland

Name of Limited Partnership: Futures Portfolio Fund, Limited Partnership

Principal Office Address of the Limited Partnership:
          7830 Old Georgetown Road, Suite 300
          Bethesda, MD 20814

General Partner:  Steben Futures Management, Inc. (a Maryland Corporation)

Principal Office Address of the General Partner:
               7830 Old Georgetown Rd., Suite 300
               Bethesda, MD 20814

Maryland Resident Agent: Steben Futures Management, Inc. (a Maryland
Corporation)

Principal Office Address of the Maryland Resident Agent:
          7830 Old Georgetown Rd., Suite 300
          Bethesda, MD 20814

Partnership dissolution date: December 31, 2019

Signed this 10th day of May, 1989 on behalf of the General Partner:




--------------------------------
Kenneth E. Steben
President
Steben Futures Management, Inc.

                   ARTICLES OR CERTIFICATE OF REINSTATEMENT

The name of the entity at the time of its cancellation:

Futures Portfolio Fund, Limited Partnership
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The name the entity will use upon reinstatement:

Futures Portfolio Fund, Limited Partnership
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The address of the entity's principal office in Maryland (a P.O. Box can not be used):

14811 Poplar Hill Road
-------------------------------------------------------------------------------
Germantown, MD 20874
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The name and address of the entity's resident agent in Maryland (a P.O. Box can not be used):

14811 Poplar Hill Road                      Name:  Ken Steben
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Germantown, MD 20874
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I swear under penalties of perjury          I hereby consent to my designation
that this is an authorized act of           in this document as resident agent
the above named entity.                     for this entity.


------------------------------              ----------------------------------
------------------------------
------------------------------              (SIGNATURE OF RESIDENT AGENT)
------------------------------

(AUTHORIZED PERSON(S) OR GENERAL PARTNER)